--------------------------------------------------------------------------------
                                          FORM 604
                                          Corporations Act
                                          Section 671B

              NOTICE OF CHANGE OF INTERESTS OF SUBSTANTIAL HOLDER
--------------------------------------------------------------------------------
To:                           WMC RESOURCES LIMITED
                              LEVEL 16 IBM CENTRE
                              60 CITY ROAD
                              SOUTHBANK VIC 3006

ABN                           76 004 184 598

To:                           AUSTRALIAN STOCK EXCHANGE LIMITED

1.  DETAILS OF SUBSTANTIAL SHAREHOLDER


Name Deutsche Bank AG (ABN 13 064 165 162) and its related bodies corporate (together, the "Deutsche Bank Group") gives notice of a change in its relevant interests.

There was a change in the interests of the substantial holder on 3 JUNE 2005. The previous notice was dated 13 MAY 2005.

2.  PREVIOUS AND PRESENT VOTING POWER

The total number of votes attached to all the voting shares in the company or voting interests in the scheme that the substantial holder or an associate had a relevant interest in when last required, and when now required, to give a substantial holding notice to the company or scheme, are as follows:


-------------------------- ------------------------------------------------- -------------------------------------------------
 CLASS OF SECURITIES                       PREVIOUS NOTICE                                    PRESENT NOTICE
                                          C.O.B. 12 MAY 2005                                C.O.B. 03 JUN 2005
                           ------------------------------------------------- -------------------------------------------------
                               Person's votes            Voting power            Person's votes            Voting power
-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
 Ordinary Shares                 92,389,909                   7.88%                80,162,248                   6.84%
-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
 Ordinary shares in which         8,635,494                   0.74%                 2,133,494                   0.18%
 which a derivative
 interest is held
-------------------------- ------------------------ ------------------------ ------------------------ ------------------------
                    TOTAL                                     8.62%                                            7.02%
--------------------------                          ------------------------                          ------------------------

3.  CHANGES IN RELEVANT INTERESTS

Particulars of each change in, or change in the nature of, a relevant interest of the substantial holder or an associate in voting securities of the company or scheme, since the substantial holder was last required to give a substantial holding notice to the company or scheme are as follows:



--------------------- -------------------- -------------------- --------------------- -------------------- --------------------
 Date of change          Person whose          Nature of            Consideration          Class and          Person's votes
                       relevant interest        change            given in relation        number of
                            changed                                   to change            securities
--------------------- -------------------- -------------------- --------------------- -------------------- --------------------
 Refer to              Refer to             Refer to             Refer to              Refer to schedule    See previous
 schedule 1.           schedule 1.          schedule 1.          schedule 1.           schedule 1.          column.
--------------------- -------------------- -------------------- --------------------- -------------------- --------------------

4.  PRESENT RELEVANT INTERESTS

Particulars of each relevant interest of the substantial holder in voting securities after the change are as follows:


---------------------- ------------------------ ------------------------------ -------------- ------------------- --------------
     Holder of           Registered holder of       Person entitled to be         Nature of     Class (ordinary     Person's
 relevant interest            securities            registered as holder          relevant       shares unless        Votes
                                                                                  interest        stated) and
                                                                                                  number of
                                                                                                  securities
---------------------- ------------------------ ------------------------------ -------------- ------------------- --------------
Deutsche Securities    Pan Australian           Pan Australian Nominees Pty    Principal          79,842,743        79,842,743
Australia Limited      Nominees Pty Ltd for     Ltd
and each of its        36,473,767 shares.
holding companies in
the Deutsche Bank      Unknown registered
Group.                 holders for shares as
                       collateral for stock
                       borrow arrangement in
                       unrelated securities,
                       and shares for trades
                       executed not yet
                       settled.
                       ------------------------ ------------------------------ -------------- ------------------- --------------
                       Pan Australian           Not Known                      Principal           2,133,494         2,133,494
                       Nominees Pty Ltd                                        holding of       ordinary shares
                                                                               derivative         in which a
                                                                               interest           derivative
                                                                                               interest is held
---------------------- ------------------------ ------------------------------ -------------- ------------------- --------------
Deutsche               Not available at time    Not available at time of       As                    134,708           134,708
Investment             of filing                filing                         investment          (including
Management                                                                     manager             8,000 ADRs)
Americas Inc,
Deutsche Bank
Trust Company
Americas,
Deutsche Asset
Management
(Japan) Limited,
DWS (Austria)
Investment-
gesellschaft
mbH, or other
foreign member
of the Deutsche
Bank Group and
each of their
holding
companies in
the Deutsche
Bank Group.
---------------------- ------------------------ ------------------------------ -------------- ------------------- --------------
Deutsche Bank AG,      Not available at time    Deutsche Bank AG, London or    Principal           184,797          184,797
London, or other       of filing                other foreign member of the
foreign member of                               Deutsche Bank Group and each
the Deutsche Bank                               of their holding companies
Group and each of                               in the Deutsche Bank Group.
their holding
companies in the
Deutsche Bank Group.
---------------------- ------------------------ ------------------------------ -------------- ------------------- --------------

5.  CHANGE IN ASSOCIATION

N/A

6.  ADDRESSES

NAME                       ADDRESS
Deutsche Bank Group        C/- Level 18, 225 George Street, Sydney, New South
                           Wales 2000



/s/ Fonnie Mak
----------------------------------
SIGNATURE
                           NAME     FONNIE MAK               DATE     6 JUN 2005
                           -----------------------------------------------------

                             SCHEDULE 1 TO FORM 604

Group Name                        ASX  Stock  Trade Date  Trans Type   Trans,Number    Consideration
----------------------------------------------------------------------------------------------------
DEUTSCHE BANK AG LONDON           WMR   ORD   20-May-05       B              -6,934        54,847.94
DEUTSCHE BANK AG LONDON           WMR   ORD   20-May-05       B              -1,272        10,061.52
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   13-May-05       B                   1            -7.93
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   13-May-05       S              -2,793        22,092.63
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   13-May-05       B             221,000    -1,750,320.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   13-May-05       B           1,220,000    -9,672,400.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   16-May-05       S                  -1             7.92
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   16-May-05       B              39,000      -308,490.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   16-May-05       B             418,750    -3,312,312.50
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   17-May-05       S             -15,000       118,800.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   17-May-05       S            -150,000     1,188,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   17-May-05       B             450,000    -3,564,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   17-May-05       B             708,000    -5,602,262.40
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   17-May-05       S            -881,306     6,982,943.52
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   17-May-05       S          -1,000,000     7,920,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   17-May-05       B           1,125,000    -8,910,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   18-May-05       B               5,634       -44,395.92
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   18-May-05       B              10,000       -78,900.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   18-May-05       B              50,000      -394,500.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   18-May-05       S            -200,000     1,581,220.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   18-May-05       B             800,000    -6,338,720.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   19-May-05       B              36,396      -286,800.48
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   19-May-05       B             350,000    -2,765,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   20-May-05       S              -9,340        73,879.40
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   20-May-05       S             -10,000        79,100.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   20-May-05       B             100,000      -791,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   20-May-05       S            -800,000     6,338,720.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   20-May-05       S          -1,000,000     7,888,200.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   23-May-05       B               4,000       -31,640.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   23-May-05       S              -5,000        39,500.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   23-May-05       B             100,000      -790,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   23-May-05       S            -118,694       938,644.02
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   24-May-05       S             -10,000        79,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   24-May-05       S             -19,200       151,872.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   24-May-05       S            -166,000     1,313,060.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   25-May-05       S            -159,666     1,259,864.74
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   26-May-05       B                   1            -7.83
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   26-May-05       S                -500         3,915.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   26-May-05       B              20,000      -156,600.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   26-May-05       S             -30,000       235,200.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   26-May-05       S             -54,098       427,055.02
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   26-May-05       S             -70,000       548,100.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   26-May-05       B             154,063    -1,204,883.53
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   26-May-05       S            -214,762     1,696,211.75
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   26-May-05       S            -250,000     1,957,500.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   26-May-05       B             513,155    -4,018,003.65
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   27-May-05       S                  -1             7.83
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   27-May-05       S              -5,000        40,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   27-May-05       B              25,000      -193,750.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   27-May-05       B              57,024      -445,927.68
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   27-May-05       B              89,000      -696,870.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   27-May-05       B             336,000    -2,634,475.20
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   30-May-05       S              -3,333        26,030.73
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   30-May-05       S             -83,802       661,876.58
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   30-May-05       B             267,552    -2,088,323.63
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   30-May-05       B           3,328,291   -26,099,459.53
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   31-May-05       S              -3,750        29,287.50
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   31-May-05       S            -101,436       802,166.03
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   31-May-05       B             267,315    -2,087,329.18
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   01-Jun-05       B             271,619    -2,129,954.71
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   01-Jun-05       S            -500,000     3,895,000.00




Note: Transaction type "S*" denotes acceptance of takeover offer by BHP which became unconditional on 3 Jun 05. Some transactions are not available at time of filing.


                                                                   1 of Schedule

                             SCHEDULE 1 TO FORM 604

Group Name                        ASX  Stock  Trade Date  Trans Type   Trans,Number    Consideration
----------------------------------------------------------------------------------------------------
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   02-Jun-05       B                  10           -78.30
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   02-Jun-05       B                  90          -704.70
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   02-Jun-05       B               8,200       -64,042.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   02-Jun-05       B             350,000    -2,733,500.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   02-Jun-05       S            -500,000     3,910,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       S                -400         3,136.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       B               3,750       -16,875.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       B               3,800       -29,830.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       S             -24,724       193,967.20
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       S            -600,000     4,677,960.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       S            -600,000     4,693,020.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   01-Jun-05       S*           -878,767     6,898,320.95
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   01-Jun-05       S*         -1,303,402    10,231,705.70
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   02-Jun-05       S*         -8,000,000    62,800,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       S*           -300,000     2,355,000.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       S*         -1,254,726     9,849,599.10
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       S*         -2,271,000    17,827,350.00
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       S*           -199,834     1,568,696.90
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       S*            -24,222       190,142.70
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       S*           -640,262     5,026,056.70
DEUTSCHE SECURITIES AUSTRALIA     WMR   ORD   03-Jun-05       S*         -1,091,087     8,565,032.95
DEUTSCHE SECURITIES AUSTRALIA     WMR       Trades in options over       -6,502,000 ordinary shares












Note: Transaction type "S*" denotes acceptance of takeover offer by BHP which became unconditional on 3 Jun 05. Some transactions are not available at time of filing.


                                                                   2 of Schedule